                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      July 10, 1996
                                                      ----------------------



                         SUNGARD/(R)/ DATA SYSTEMS INC.
             (Exact name of registrant as specified in its charter)



           Delaware                          7379                 51-0267091
 (State or other jurisdiction   (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)  Classification Code Number)    Identification
                                                               No.)


      1285 Drummers Lane, Wayne, Pennsylvania                        19087
     (Address of principal executive offices)                     (Zip Code)



    Registrant's Telephone Number, including Area Code:    (610) 341-8700
                                                         ------------------



- --------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          On July 10, 1996, SunGard Data Systems Inc. completed the previously reported acquisition of NCS Financial Systems, Inc., a subsidiary of National Computer Systems, Inc.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  Financial Statements.

              It is impracticable to provide the required financial statements for the acquired business at the time of this Report. Pursuant to
              Item 7(a)(4), the registrant will file the required financial statements as soon as practicable but not later than September 23, 1996.

         (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information at the time of this Report. Pursuant to Item 7(b)(2), the registrant will file the required pro forma financial information as soon as practicable but not later than September 23, 1996.

         (c)  Exhibits.

              2.1 Stock Purchase and Sale Agreement dated May 30, 1996 by and among SunGard Data Systems Inc., National Computer Systems, Inc. and NCS Holdings, Inc. (Incorporated by reference to
                   Exhibit 2.1 filed with SunGard's Current Report on Form 8-K dated May 30, 1996.)



     _________________

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 16, 1996

                                         SUNGARD DATA SYSTEMS INC.


                                         By:  /s/ Michael J. Ruane
                                              ---------------------------------
                                              Michael J. Ruane
                                              Vice President-Finance and
                                              Chief Financial Officer


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                                 Exhibit Index
                                 -------------


Exhibit
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2.1                 Stock Purchase and Sale Agreement dated May 30, 1996 by and among SunGard Data Systems Inc., National Computer Systems, Inc. and NCS Holdings, Inc. (Incorporated by reference to
                    Exhibit 2.1 filed with SunGard's Current Report on Form 8-K dated May 30, 1996.)